Income Tax Recovery (Expense)	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Tax Disclosure	Income Tax (Expense) Recovery
The following table reflects changes in uncertain tax positions relating to freight tax liabilities, which are recorded in other long-term liabilities on the Company's consolidated balance sheets:

	Year Ended December 31,
	2023 $	2022 $	2021 $
Balance as at January 1	42,046	45,603	49,124
Increases for positions related to the current year	9,708	5,820	3,749
Increases for positions related to prior years	7,394	2,983	4,766
Decreases for positions taken in prior years	(4,798)	(964)	—
Decreases related to expiry of limitation period	(5,000)	(8,084)	(11,604)
Foreign exchange gain	(1,537)	(3,312)	(432)
Balance as at December 31	47,813	42,046	45,603

Included in the Company's current income tax (expense) recovery are provisions for uncertain tax positions relating to freight taxes. Positions relating to freight taxes can vary each year depending on the trading patterns of the Company's vessels.
As at December 31, 2023, 2022 and 2021, included in the table above are total interest and penalties of $24.1 million, $22.3 million and $25.9 million, respectively. Included in these balances are interest and penalties of approximately $6.2 million, $3.8 million and $6.2 million related to the years ended December 31, 2023, 2022 and 2021, respectively.

The Company reviews its freight tax obligations on a regular basis and may update its assessment of its tax positions based on available information at that time. Such information may include legal advice as to applicability of freight taxes in relevant jurisdictions. Freight tax regulations are subject to change and interpretation; therefore, the amounts recorded by the Company may change accordingly.